LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED DECEMBER 1, 2008

TO THE PROSPECTUS

OF EACH FUND LISTED ON APPENDIX A

The following supplements, and replaces any contrary information in, the Prospectus of each fund listed on Appendix A and replaces the Supplement to the Prospectus of each fund dated October 27, 2008.

Participation in the Extension of the Temporary Guarantee Program for Money Market Funds

In October 2008, the fund enrolled in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Guarantee Program”). The Guarantee Program was initially scheduled to terminate on December 18, 2008, but has been extended by the Treasury Department until April 30, 2009. The fund has elected to participate in this extension.

Under the Guarantee Program, the U.S. Treasury guarantees the $1.00 per share value of fund shares outstanding as of September 19, 2008, subject to certain terms and limitations. Only shareholders who held shares as of September 19, 2008 are eligible to participate in the guarantee. Those shareholders may purchase and redeem shares in their account during the period covered by the Guarantee Program. However, as further described below, the number of shares covered by the guarantee cannot exceed the number of shares held by the shareholder at the close of business on September 19, 2008. Thus, to the extent the overall value of a shareholder’s account increases after September 19, 2008, the amount of the increase will not be covered by the guarantee.

The guarantee will be triggered if the market-based net asset value of the fund is less than $0.995, unless promptly cured (a “Guarantee Event”). If a Guarantee Event were to occur, the fund would be required to liquidate. Upon liquidation and subject to the availability of funds under the Guarantee Program, eligible shareholders would be entitled to receive payments equal to $1.00 per “covered share.” The number of “covered shares” held by a shareholder would be equal to the lesser of (1) the number of shares owned by that shareholder on September 19, 2008 or (2) the number of shares owned by that shareholder on the date upon which the Guarantee Event occurs. The coverage provided for all money market funds participating in the Guarantee Program (and, in turn, any amount available to the fund and its eligible shareholders) is subject to an overall limit, currently approximately $50 billion.

As discussed above, the term of the Guarantee Program is currently scheduled to terminate on April 30, 2009, but may be further extended by the Treasury Department to terminate no later than September 18, 2009. If the Treasury Department extends the Guarantee Program beyond April 30, 2009, the Board of Trustees of the fund will consider whether to continue to participate.

In order to participate in the Guarantee Program, the fund has paid a participation fee of 0.025% of the fund’s net asset value as of September 19, 2008, which is not covered by any expense cap currently in effect. Participation in any extension of the Guarantee Program beyond April 30, 2009 would require payment of an additional fee, although there can be no assurance that any fund will elect to participate, or be eligible to participate, in any extension of the Guarantee Program.

Additional information about the Guarantee Program is available at http://www.ustreas.gov.

Schedule A

Fund Name	Date of Prospectus
Legg Mason Partners Money Market Trust
CitiSM California Tax Free Reserves*	December 7, 2007
CitiSM Cash Reserves*	December 7, 2007
CitiSM Connecticut Tax Free Reserves*	December 7, 2007
CitiSM New York Tax Free Reserves*	December 7, 2007
CitiSM Tax Free Reserves*	December 7, 2007
CitiSM U.S. Treasury Reserves*	December 7, 2007
Western Asset Money Market Fund	August 1, 2008
Western Asset Government Money Market Fund	August 1, 2008
Western Asset Municipal Money Market Fund	August 1, 2008
Western Asset California Municipal Money Market Fund	August 1, 2008
Western Asset Massachusetts Municipal Money Market Fund	August 1, 2008
Western Asset New York Municipal Money Market Fund	August 1, 2008
Western Asset AMT Tax Free Money Market Fund	September 16, 2008

Legg Mason Partners Institutional Trust
CitiSM Institutional Cash Reserves*	December 7, 2007
CitiSM Institutional Liquid Reserves*	December 7, 2007
CitiSM Institutional Tax Free Reserves*	December 7, 2007
CitiSM Institutional U.S. Treasury Reserves*	December 7, 2007
Western Asset Institutional Government Money Market Fund	September 15, 2008
Western Asset Institutional Money Market Fund	September 15, 2008
Western Asset Institutional Municipal Money Market Fund	September 15, 2008

Legg Mason Partners Premium Money Market Trust
CitiSM Premium Liquid Reserves*	December 7, 2007
CitiSM Premium U.S. Treasury Reserves*	December 7, 2007

*	“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup. Investments in the Funds are not bank deposits or obligations of Citibank.

FDXX011507